June 11, 2014 Marianne Lake, Chief Financial Officer Morgan Stanley Financials Conference

Performance summary

JPMorgan Chase overview

$mm, excluding EPS

	FY2010	FY2011	FY2012	FY2013	1Q14	Excl. DVA/FVA & sig items FY2013[6]
Revenue (FTE)[1]	$104,842	$99,767	$99,890	$99,798	$23,863	$99,907
Credit costs	16,639	7,574	3,385	225	850	5,725
Expense	61,196	62,911	64,729	70,467	14,636	59,900
Reported net income	$17,370	$18,976	$21,284	$17,923	$5,274	$23,241
Reported EPS	$3.96	$4.48	$5.20	$4.35	$1.28	$5.70
ROTCE[2]	15%	15%	15%	11%	13%	15%
Basel III Tier 1 common ratio (CET-1)[3,4]	7.0	7.9	8.7	9.5	9.6	
Memo: Adjusted expense[5]	*$53,440*	*$57,401*	*$59,742*	*$59,031*	*$14,598*	
Memo: Adjusted expense/revenue[1,5]	*52%*	*58%*	*58%*	*59%*	*61%*	

TTC target 15-16%

Comments

- 2014 is a transition year – implementation and optimization of new rules and capital requirements
- Delivered 13% ROTCE in 1Q14 – solid performance given challenging CIB Markets and mortgage market environment
- Adjusted overhead ratio among best-in-class – maintained ~58-59% over the last few years

1Q14 ROTCE[2]


13%
17%
12%
11%
11%
9%
JPM
WFC
GS
MS
BAC7
C

[1] See note 1 on slide 18
[2] See note 4 on slide 19
[3] Estimated impact of final Basel 2.5 Rules and Basel III Advanced NPR reflected in 2012, but not in 2010 and 2011
[4] See note 5 on slide 19
[5] See note 3 on slide 18
[6] See note 2 on slide 18
[7] BAC 1Q14 net income adjusted for reported litigation of $6B, or $0.40 per share, to calculate ROTCE

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JPMorgan Chase & Co.

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Four unparalleled client franchises, each performing strongly…

JPMorgan Chase overview

Key drivers/statistics/highlights ($B, except where noted)

		1Q14	YoY growth 1Q14 vs. 1Q13	CAGR 2010-2013
CCB	CBB deposits (Avg)	$458	8.9%	8.4%
	Client inv. assets (EOP)	196	16.1	12.4
	Mortgage originations[1]	17	(67.7)	NM
	Card sales volume	105	10.3	10.3
	Auto originations	7	3.1	4.3
	Merchant processing volume	195	11.1	16.9
CIB	Loans (EOP)	$105	(10.9)%	8.6%
	Client deposits (Avg)[2]	413	15.5	15.6
	AUC ($T, EOP)	21	9.5	8.3
	Average VaR ($mm)[3]	42	(32.3)	NM
CB	Loans (EOP)	$139	6.6%	11.5%
	Deposits (Avg)	203	3.6	12.6
AM	AUM (EOP)	$1,648	11.1%	7.2%
	Long-term AUM Flows	20	NM	$265[4]
	Loans (EOP)	97	19.1	29.4%
	Deposits (Avg)	149	7.2	17.5

Note: For footnoted information, refer to page 17

Four unparalleled client franchises…

- ~50% of U.S. households have a Chase relationship
- ~80% of Fortune 500 companies are our clients[5]
- #1 customer satisfaction among largest banks for the 2nd year in a row[6]
- Nearly 900 new quality clients added in CB in 2013

…each performing strongly

- **CCB**
  - Deposit growth is among the highest in the industry[7]
  - #1 credit card issuer in the U.S. based on loans outstanding[8]
  - Record client investment assets
- **CIB**
  - Top 3 in 15 product categories out of 16[9]
  - #1 in global IB fees with 8.5% YTD market share[10] – flat to FY2013
  - #1 in Markets revenue with 14.1% market share[11]
    - FICC: 15.4% market share[11]
- **CB**
  - 15 consecutive quarters of loan growth
  - #1 traditional Middle Market syndicated lender in the U.S.[12]
  - #1 U.S. multifamily lender[13]
  - Strong credit performance – <5 bps net charge-offs FY2012, FY2013 and 1Q14
- **AM**
  - 20 consecutive quarters of positive long-term flows
  - 78% of 10-year mutual fund AUM in top 2 quartiles
  - #1 in U.S. and Global long-term, active mutual fund net flows[14]

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…which together drove $18B of synergies in 2013

JPMorgan Chase overview

Deepening client relationships – best-in-class cross-sell

- **CCB:** 7.9 products & services[1] per Consumer Bank household in 2013 growing at ~3% CAGR from 2010 to 2013 – in line with best-in-class
  - #1 customer satisfaction among largest banks for 2nd year in a row by both J.D. Power and ACSI[2]
  - #1 in customer satisfaction among the largest banks for mortgage originations by J.D. Power
- **CB:** Clients average ~9 products with JPM
- **CIB:** Reduced single product client relationship by >1/3 over the last three years, with nearly half of clients having 5+ products in 2013
- **AM:** ~500 referrals from CIB to PB globally, 260+ new U.S. PB relationships originated from CB referrals

$15B revenue + $3B cost = $18B gross cross-sell and synergies

AM
~$2.4B[3]
+$1.1B of synergies within AM

CIB
~$5.5B[3]
+$2.8B of synergies within CIB

CCB
~$1.4B[3]
+$3.7B of synergies within CCB

CB
~$5.1B[3]

~$15B[3]
Revenue Synergies
J.P.Morgan & CHASE
Powerful brands

~$1.1B
- AM is an important client of CIB's global custody and fund services
- The Private Bank (PB) is a key distribution channel for CIB equity offerings
- Referrals between CIB and PB result in incremental IB transactions/PB clients

~$0.7B
- JPM IM products sold through branches, including Chase Private Client (CPC); leveraging PB platform to offer managed product solutions to CPC clients

~$0.5B
- Sale of IM products to CB clients

~$0.3B
- Includes $0.2B of TS products sold through CBB clients

~$4.1B
- ~$2.4B: TS revenue reported in CB (>80% of CB clients use TS products)
- ~$1.7B: gross IB revenue from CB clients (29% of NA IB fees[4])

~$0.4B
- Card Services revenue from CB clients; ~55% of CB clients visit a branch quarterly

Only ~$3B incremental required to support ~50 bps of additional capital

Note: Totals may not sum due to rounding
[1] Products and services counted in the Chase cross-sell definition include deposits (interest checking, money market, etc.), credit (mortgage loans, credit cards, etc.), investments and services (online banking, mobile banking, etc.)
[2] J.D. Power (April 2013 and 2014) and American Customer Satisfaction Index (ACSI) (December 2012 and 2013) for second straight year
[3] Cross-sell revenue counted in both LOBs generating the revenue in partnership and therefore synergy numbers must be divided by 2, as such revenues are totaled into the $15B for 2013
[4] Calculated based on gross domestic IB fees for SLF, M&A, Equity Underwriting and Bond Underwriting

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Capital objectives and long-term targets

Capital and liquidity

Current objectives and long-term targets[1]

		1Q14	2Q14E	Long-term targets
Capital[2]	CET-1 ratio	9.6%	9.6%+/-	10-10.5%
	Firm SLR[3]	5.1%	+20bps+/-	5.5%+/-
	Bank SLR[3,4]	5.3%	+20bps+/-	6%+

- Expect 2Q14 repurchases in excess of employee issuance
  - Contemplated in relatively flat 2Q14 CET-1 ratio outlook
- Believe 10-10.5% CET-1 long-term target remains our binding constraint
- Stated targets consistent with the ability to withstand CCAR stresses – once targets met, the Firm:
  - Will generate significant excess capital
  - Should not need to run above stated targets

Simulated Bank SLR[3,4] build through 2015[1]



5.3%
Up to 100 bps+
~(0) bps
+40 bps
(40) bps
Up to 30 bps+
6.0%+
1Q14 SLR
Capital retention
Leverage actions net of growth
Optimization/ push down
Long-term target

Other – not included:

- SA-CCR[5] of ~40 bps+

Clear path to achieving long-term targets

[1] Based on current rules and minimums
[2] See note 5 on slide 19
[3] Based on Final U.S. NPR issued in April 2014
[4] Corresponds to the Firm's lead bank, JPMorgan Chase Bank, National Association
[5] Standardized Approach for measuring Counterparty Credit Risk

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Stressed capital simulation

Capital and liquidity

Simulated Basel III Advanced low point ratio (fully phased-in)

Addt'l capital cushion to potential stress minimum

	Low point	Regulatory minimum[1]	Incremental capital
CET-1	6.0%+/-	4.50%	$25B+
Firm SLR[2]	4.0%+/-	3.00%	$25B+



9.3%
120 bps+/-
10.5%
(350) bps+/-
(100) bps+/-
~6.0%
(ex. repurchases)
4.5%
CCAR minimum[1]
3Q13 CET-1 fully phased-in ratio
Net capital generation to target
CET-1 launch point ratio
Capital impact of stress (excl. repurchases)
Procyclical RWA impact of stress (Advanced)
CET-1 low point ratio

Comments

- Over the last 2 years the FRB has increased its focus on the qualitative aspects of CCAR
  - Banks are expected to have robust, repeatable and sustainable processes
- The Firm does not expect the focus on qualitative aspects to lessen for 2015 CCAR
  - Remain focused on continuing to improve the Firm's methodologies and processes, including enhanced controls and governance
- We believe there should be more capital flexibility for the Firm in the next few years

[1] CET-1 minimum based on 2015 CCAR; SLR illustrative minimum based on public FRB comments
[2] Based on Final U.S. NPR Framework issued in April 2014

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Managing the Firm's liquidity position through changing market dynamics

Capital and liquidity

Comments

- Maintaining adequate liquidity is the Firm's top priority
- The Firm holds an appropriate – not excessive – amount of liquidity
- We manage our liquidity position based on our internal liquidity stress framework – appropriately more conservative
  - Consistent with:
    - ~20% liquidity buffer above Basel LCR
    - Modest buffer above NSFR[1]
- Currently, JPM holds over $500B HQLA[2] with ~60% in cash – a significant portion from liabilities that have limited liquidity value
  - Wholesale non-operating deposits
  - Operating cash needed to run day-to-day business activities
- We manage the Firm's duration based on a more normalized rate environment – we believe the Firm is appropriately positioned to reach our target duration when rates normalize
  - Opportunity cost of being short the market has rarely been cheaper
  - Mix of HQLA is consistent with the Firm's overall position for a rising rate cycle

[1] Based on the Firm's current understanding of the proposed rules
[2] As of 3/31/2014

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JPMORGAN CHASE & CO.

Centralized asset and liability management process – drives consistency in pricing, modeling and retention decisions

Investor topics

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Comments

- JPM's asset and liability management (ALM) is broad-reaching and granular and managed at the product, LOB and firmwide level
- ALM process is centrally governed by Treasury and CIO – responsibilities include:
  - Centrally governing the development and use of ALM models at the product level
  - Evaluating the Firm's overall duration position under various interest rate environments, stress scenarios and time horizons
  - Complying with various liquidity limits (e.g., Basel LCR, NSFR, internal liquidity stress) and performing regular and ad hoc liquidity stress tests
  - Optimizing the asset/liability mix to manage interest rate and liquidity risk through time
  - Deposit pricing and modeling – enables the Firm to develop consistent deposit pricing strategies through a central deposit pricing group and deposit modeling team

As rates normalize, ability to invest will be based on how well ALM process is run today

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JPMORGAN CHASE & CO.

0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0% 1% 2% 3% 4% 5% 6% R ates P a id 3m LIBOR Increase in current rates from 14 bps to 200 bps implies a 50% reprice at 4% LIBOR M O R G A N S T A N L E Y F I N A N C I A L S C O N F E R E N C E Historic JPM deposits rates paid Investor topics JPM deposit mix – % of total Firm average balances JPM firmwide deposits rates paid – 2004 cycle3 34% 11% 47% 58% 19% 31% 2007 2013 Time Noninterest- bearing Interest- bearing (excl. Time) Fewer time deposits More noninterest deposits  Incremental interest expense is a function of repricing interest-bearing deposits and, importantly, the mix shift in balances from noninterest-bearing to interest-bearing  In the 2004 cycle when short term rates were at ~4%, the rates paid on total deposits was ~2% – implied ~45%1 reprice for total deposits and ~60% for interest-bearing deposits2  Rates paid sensitivity to market rates will likely be higher today compared to 2004 cycle  An increase in rates paid from the current 14 bps to 200 bps with a stylized 4% LIBOR implies a 50% reprice – The higher reprice reflects both product specific betas as well as a shift back to a normalized deposit mix (similar to 2007) as deposits migrate from lower to higher interest accounts – Other factors, including regulation (LCR) and technology (rapid transfer/online shopping) could magnify this effect  A combination of deposit mix shift and higher expected product specific betas will likely drive reprice to be over 50% in the next rate hiking cycle 1 Based on a linear regression analysis 2 Rates paid beta is calculated from observing the average rate on interesting bearing deposits in 1Q04 to 2Q07 which were 1.37% and 4.17%, respectively. Source: JPM filings 3 2004 cycle dates: 12/03–12/06; quarterly results shown above Historical deposit rates paid Current rates paid: ~14bps Lag in deposit reprice and migration results in a lower reprice beta during the first 100 bps of a rate hike 8

Illustrative earnings power of the balance sheet – NII[1]

Investor topics

Commentary

- The average Firm NIM from 2005-2010 was 2.95%
  - 2013 NIM was 2.23% due to prolonged low rates, legacy loan run-off and liquidity requirements
- Firm NIM over the next rate cycle could be **~2.65%-2.75%**
  - Expect that normalization of rates and balance sheet mix will increase NIM ~60 bps+/-
    - Largely driven by front-end rates as the Fed tightens
  - Expect increased competition for deposits and loan run-off will further decrease expected NIM (15 bps+/-)

EaR – potential NII increase


+100
Δ in short-term rates (bps) →
$2.6B
1Q14 10-Q (Quarterly report)
12-mo pretax core NII sensitivity profile
$0.5B
Δ in long-term rates (bps) →
+100

Firm NIM simulation


2.95%
0.60% Rates/mix
0.10% Run-off/liquidity
2.23%
0.60%
Rates/mix
0.15%
Conservative re-pricing & run-off
2.65-2.75%
Loan-to-deposit ratio: ~60% to ~70%+/-
% noninterest-bearing deposit mix: ~30% to 20%+/-
Time deposit mix: ~10% to ~35%
2005-2010 NIM
2013 NIM
Pro forma NIM

Firm NII ($B)		**$44**	**$8-10**	**$52-54**

Expect core NIM and NII to be relatively stable over the next two years
Most significant upside will occur when front-end rates increase

[1] See note 6 on slide 19

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Impact of Fed's QE policy and reversal

Investor topics

Impact of QE policy

- The Fed has implemented a quantitative easing (QE) policy through the purchase of long dated assets, primarily Treasuries and MBS
  - **~$3.3T increase in Fed balance sheet since 3Q08 created an estimated $2.6T of bank reserves** – the increase in bank reserves has increased bank deposits
- **A meaningful portion of industry deposit growth since 2008 was QE-related – including JPM**
  - As the Fed unwinds QE, the liquidity and duration impacts of QE-related deposits need to be contemplated by banks

QE reversal – Fed's exit strategy

- In January 2014, the Fed began tapering QE by reducing asset purchases
- In 2H15, Fed expected to begin **large scale reserve draining of up to $1T or more with non-banks reducing deposits** over one to two quarters
  - Fed will likely drain reserves by transacting directly with money funds via the new reverse repo facility (RRP)
  - **Based on JPM ~10% share[1], deposit balances could decline by up to ~$100B**
- Following RRP, Fed expected to commence rate hikes – 2H15
- After rate hikes begin, the Fed may gradually reduce its securities holdings by slowing/stopping reinvestment – **likely a small drag on deposit growth all else being equal**
- As rates normalize, we assume that there is a potential for retail deposits to migrate to money market funds (MMFs)
  - Deposits are largely recycled back to banks as wholesale deposits
  - Migration from retail to wholesale accelerates as MMF yields exceed retail deposit rates by 100-150 bps
  - This migration would further reduce liquidity
    - Retail deposits with 5% net funding outflows (NFO) could be recycled into financial institution non-operating deposits with 100% NFO

[1] Based on domestic deposits

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M O R G A N S T A N L E Y F I N A N C I A L S C O N F E R E N C E 1 Source: US Treasuries per Federal Reserve; US HG/HY Bonds per Trace, ex-144A; CDX/iTraxx per DTCC; Brent Crude Oil/Gold per Bloomberg; CME FX Futures per G7 FX futures; Cash Equities (ADV/ADT) in U.S. based on number of shares traded; EMEA/Asia based on market value 2 Source: Hedge Fund Research; 2014F represents annualized YTD 5/31/14 return CIB Markets update – challenging combination of low volatility and low volumes Investor topics Historical percentiles of 60-day trailing realized volatility by product Asset Current Percentile 15-year volatility range and percentiles S&P 500 14.5% MSCI Emerging Markets Index 4.2% Gold 29.1% Brent Crude Oil 0.1% EUR/USD 0.1% USD/JPY 1.5% GBI-US Benchmark Principal Return Index 11.4% iBoxx USD Liquid Investment Grade Index 33.8% iBoxx USD Liquid High Yield Index 1.4% iBoxx Euro Corporates Overall Index 2.8% Source: Bloomberg and J.P. Morgan, as of May 28, 2014 Note: For each asset, the table above shows the current percentile of 60-day trailing realized volatility compared to its 15 year history, rounded to the nearest tenth of a percent. Chart above shows the current realized volatility levels (red diamond) against its 15 year historical range (thin blue line); thick blue bar shows the 25th/75th percentile range. Assets currently outside their 25th/75th percentile range are shaded in blue Current 25th/75th Percentile range Industry volumes down and volatility near 10-15 year lows for many asset classes (40)% (30)% (20)% (10)% 0% 10% 20% 30% US Treasuries US HY/HG Bonds CDS/iTraxx MBS Brent Crude Oil Gold CME FX Futures Cash Equities – U.S. Cash Equities – EMEA Cash Equities – Asia YTD change 2Q YoY change Market volumes by product1 Global Hedge Fund Index (HFRX)2 11 5.2% (8.9)% 3.5% 6.7% 2.0% 2010 2011 2012 2013 2014F

CIB long-term strategy and performance

Investor topics

Long-term macro trends favor global wholesale banks

JPM competitive rankings

Top 3 / 2nd Tier / 3rd Tier

	2006	2009	2013
Total leadership positions	7	11	15
Banking (FY2013)[1]			
Bond underwriting	1	5	1
Loan syndication	2	2	1
ECM	5	1	2
M&A	3	3	2
USD clearing[2]	1	1	1
Markets (3Q13YTD)[3]			
G10 rates	2	5	1
G10 credit	5	1	3
G10 foreign exchange	1	2	2
Securitization	10	3	1
Emerging markets	2	2	3
Commodities	5	4	1
Municipal finance	5	2	3
Cash equities	8	5	6
Derivatives & converts	5	2	2
Investor Services (3Q13YTD)[3]			
Prime brokerage	9	4	3
Futures & options	9	2	2

Global GDP and financial asset distribution[4] ($T)



Developed
Emerging
2013
2023
Global GDP
39%
61%
Total $73T
Total $139T
52%
48%
Growth of ~2X
Financial assets
20%
80%
Total $248T
Total $453T
34%
66%

JPM CIB ROE[5] & FICC market share



ROE
FICC market share
16%
15%
19%
17%
13%
13.5%
17.8%
15.6%
18.6%
15.4%
2010
2011
2012
2013
1Q14

2010	2011	2012	2013	1Q14	
$46.5	*$47.0*	*$47.5*	*$56.5*	*$61.0*	***Capital ($B)***

[1] Dealogic wallet rankings
[2] CHIPS & Fedwire report
[3] 2006 based on JPM internal estimates; 2009 and 3Q13YTD based on Coalition for Markets and Investor Services; Coalition Index banks include: BAC, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; Coalition outside-in estimates of JPM and competitor revenues
[4] Source: McKinsey, Global Insights
[5] See note 7 on slide 19

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M O R G A N S T A N L E Y F I N A N C I A L S C O N F E R E N C E Mortgage Banking Production update Investor topics $0.6 $1.1 $1.1 $0.6 $0.7 $0.7 $0.8 $0.5 $2.8 $1.3 $1.5 $1.2 $0.4 $0.3 2000 2003 2007 2012 2013 2014F 2015F TTC Purchase Refinance $3.9 $2.4 $1.1 $1.9 $1.5 $1.0 $1.1 $2.1 (2.5)% 0.0% 2.5% 5.0% Revenue margin Pretax margin Retail mix 44% 60% 56% 47% FY2010 FY2011 FY2012 FY2013 Mortgage market size1 ($T) Chase Production margins and origination mix3 2013 industry purchase originations by FICO and LTV for conventionals & difference vs. 2006 originations7 1Q14 39% (40%) 1 1 2 3.9% 4.0% Jumbo Chase Retail Retail Peers Competitive weighted average note rates Chase vs. Market4 Note: Totals may not sum due to rounding 1 2000-2013 Inside Mortgage Finance; 2014F-2015F reflects average of forecasts from Fannie Mae (5/12/14), Freddie Mac (5/15/14) and MBA (5/19/14) 2 Through-the-cycle 3 Excluding repurchases 4 Source: ICON Advisory LenderShare pricing survey week ended June 1, 2014 5 Jumbo 30-year fixed purchase 6 Mortgage Banking Jumbo share only; does not include the Private Bank 7 Source: JPM Securitized Product Research FICO <70 71-80 81-90 91+ Total LTV >780 6% 19% 4% 6% 35% 740-780 4% 16% 5% 10% 35% 700-740 2% 8% 3% 6% 19% <700 1% 4% 1% 3% 10% Total 14% 48% 14% 24% 100% 2013 FICO <70 71-80 81-90 91+ Total LTV >780 (1)% 5% 3% 5% 13% 740-780 (1)% (3)% 3% 7% 7% 700-740 (1)% (6)% 1% 3% (3)% <700 (1)% (9)% (1)% (5)% (17)% Total (5)% (13)% 6% 11% (1)% Vers us 20 06  Market share expected to be down 2Q14 vs. 2Q13  Jumbo – share up ~150 bps on competitive pricing6  Conventional – down due in part to HARP  Ginnie Mae – down due to pricing 13 5

Mortgage Banking strategy and targets

Investor topics

Strategic priorities

- We are committed to being in the mortgage business – but we must:
  - Accomplish our control agenda
  - Reduce our fixed costs
- **Production**
  - Simplify our product set and invest in new technology to enhance the customer experience
  - Leverage our balance sheet
  - Price to reflect higher expense, capital and risk
- **Servicing**
  - Actively manage down our default inventory
  - Manage a smaller, higher quality servicing book
  - Continue to invest in technology to improve operations

Competitive advantages

- Distribution and scale
  - ~2,600 mortgage bankers and ~5,600 bank branches
  - Large, receptive customer base to cross-sell
  - High servicing barriers to entry
- Brand/Marketing
  - Strongest consideration among large bank peers[1]
  - Strong media and digital support
- Balance sheet size and skill
  - Production "best execution" advantages
  - Core servicing funding advantages
  - MSR risk management expertise

Our efforts will lead to a smaller, less volatile and higher quality mortgage business
15%+/- ROE through-the-cycle[2]

[1] Millward Brown, 1Q14 Mortgage Brand Tracker
[2] Excludes liquidating portfolios

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JPMORGAN CHASE & CO.

Firmwide expense targets

Investor topics

Firmwide adjusted expense[1] ($B)

✓ On track with guidance



$59B
CIB comp
Other adjusted expense
2013
<$59B
CIB comp
Other adjusted expense
2014E

Investor Day guidance

- 2014 expense ~flat to down YoY ✓
  - ~($1.5)B lower expense in MB[2]
  - ~($1)B business simplification
  - ~$1B business growth, principally AM
  - ~$1B controls

"Expect firmwide adjusted expense <$59B for FY2014. The final firmwide expense will be affected by performance-related compensation for the full year"
Source: 1Q14 10-Q

- CIB compensation:
  - Pay for risk-adjusted performance, to be competitive and to protect the franchise
  - Comp-to-revenue ratio may increase within the range of 30-35%

[1] See note 3 on slide 18
[2] MB expense reduction excludes the impact of $0.4B legal expense and $0.3B FRM in 2013

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Earnings power – simulation

Investor topics

Net income build simulation ($B) – 4-5 year horizon


$18
$5
$23+
$7
$0.7
($0.7)
($2.5)
~$27+/-
CCB excl. MB efficiencies: $0.5B
MB in target state: $0.2B
Pretax NII ($8-10B): $9B
Pretax investments: $4B
Exclusion of duplication: ($2B)
Total Pretax: $11B
After-tax: $7B
Run-rate Corp. legal exp.⁴: ($1.0B)
Control spend: ($0.6B)
Markets reform: ($0.4B)
Business simplification: ($0.3B)
Leverage actions: ($0.2B)
2013 Reported net income
Significant & one-time items¹
Core performance
Normalized rates & incremental earnings from investments²
CCB efficiencies
Credit costs³
New financial architecture
Pro forma net income

	2013 Reported net income	Core performance	Pro forma net income
RWA	**$1.6T**	**$1.6T**	**~$1.6T**
ROTCE	**11%**	**15%**	**15-16%**
Overhead ratio[5]	**71%**	**59%**[6]	**~55%+/-**

Note: Numbers may not sum due to rounding for illustrative purposes. Figures are tax effected at an incremental tax rate of 38%, where applicable

[1] Includes 2013 disclosed significant items. See note 2 on slide 18

[2] Represents estimated NII benefit from normalized rates (includes incremental charge-offs to support loan growth; overlap with investments and MB has been removed)

[3] Increase in NCOs due to normalized through-the-cycle rates and assumes no release

[4] Simulation includes assumed total pretax legal expense of $2B. Amount is for illustrative purposes only, and is not intended to be forward-looking guidance. Actual amounts may vary from assumed amount

[5] Managed basis

[6] Represents adjusted overhead ratio

Normalized rates combined with flat RWA delivers ROTCE of 15-16% and implied overhead ratio of ~55%+/-

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JPMORGAN CHASE & CO.

Notes on slide 2 – Four unparalleled client franchises, each performing strongly…

1. CAGR 2010-2013 for mortgage originations was 2%
2. Represents client deposits and other third-party liabilities
3. Represents total CIB trading and Credit Portfolio VaR
4. Total long-term AUM flows for years 2010 through 2013
5. As of FY2012
6. By both J.D. Power (April 2013 and 2014) and American Customer Satisfaction Index (ACSI) (December 2012 and 2013) for second straight year
7. Based on FDIC 2013 Summary of Deposits survey per SNL Financial
8. Based on disclosures by peers and internal estimates as of 4Q13; based on loans outstanding
9. Dealogic FY2013 wallet rankings for Banking and Coalition 3Q13 YTD rankings for Markets & Investor Services; includes Origination & Advisory, Equities and FICC
10. Dealogic as of YTD 6/6/14
11. Rank and share of JPM Markets and Fixed Income Markets revenue of 10 leading competitors based on reported information for 1Q14, excluding FVA/DVA
12. Thomson Reuters as of 1Q14
13. FDIC as of 3/31/14
14. Strategic Insight as of April 30, 2014 for U.S. and March 31, 2014 for EMEA and APAC. Active long-term open-end funds only

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JPMORGAN CHASE & CO.

Notes

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a "managed" basis, which is a non-GAAP financial measure. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent ("FTE") basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

2. The Firm presents revenue, credit costs, expense, net income and earnings per share excluding certain reported significant items. These measures should be viewed in addition to, and not as a substitute for, the Firm's reported results. Management believes this information helps investors understand the effect of these items on reported results and provides an additional presentation of the Firm's performance. The table below provides a reconciliation of reported results to these non-GAAP measures.

2013	Revenue	Credit costs	Expense	Net income	Reported EPS
Reported	$99,798	($225)	($70,467)	$17,923	$4.35
Adjustments:					
Gain on sale of Visa shares	(1,310)			(812)	(0.21)
Gain on sale of One Chase Manhattan Plaza	(493)			(306)	(0.08)
FVA/DVA	1,912			1,221	0.31
Reduced reserves in CCB		(5,500)		(3,409)	(0.86)
Firmwide legal expense (a)			847	1,052	0.27
Corporate legal expense (b)			9,720	7,572	1.92
Adjusted	$99,907	($5,725)	($59,900)	$23,241	$5.70

(a) 4Q13
(b) 2Q13 and 3Q13

3. Adjusted expense, a non-GAAP financial measure, excludes firmwide legal expense and expense related to foreclosure-related matters ("FRM"). Adjusted revenue, also a non-GAAP financial measure, excludes FVA/DVA (prior to January 1, 2014 – see note 7 on slide 19), as well as other disclosed significant items. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm's performance.

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M O R G A N S T A N L E Y F I N A N C I A L S C O N F E R E N C E Notes on non-GAAP financial measures 4. Tangible common equity (“TCE”) and return on tangible common equity (“ROTCE”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TCE and ROTCE are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and are used in facilitating comparisons of the Firm with competitors. 5. The common equity Tier 1 capital (“CET-1”) ratio under the Basel III Advanced Fully Phased-In rules and the SLR under Basel III rules are non- GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 63-68 of JPMorgan Chase & Co.’s Form 10-Q for the quarter ended March 31, 2014. 6. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities (which excludes the impact of Corporate & Investment Bank's ("CIB") market-based activities). The core net interest income data presented are non-GAAP financial measures due to the exclusion of CIB’s market-based net interest income and the related assets. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. 7. Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA, including return on equity. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods. Notes 19

M O R G A N S T A N L E Y F I N A N C I A L S C O N F E R E N C E Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the quarter ended March, 31, 2014, which have been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward- looking statements. 20